SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 23, 2004

CONCENTRA OPERATING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 400 - West Tower Addison, Texas	75001
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 23, 2004, Concentra Operating Corporation (the “Company”) entered into the Third Amendment to Credit Agreement (the “Third Amendment”), among the Company, Concentra Inc., the parent corporation of the Company (“Concentra Inc.”), J.P. Morgan Securities Inc., as Sole Advisor, Sole Lead Arranger and Sole Bookrunner, and JPMorgan Chase Bank, as Administrative Agent, and the several banks, financial institutions and other entities parties thereto. The Third Amendment amends the Credit Agreement, dated as of August 13, 2003 (as previously amended, the “Senior Credit Facility”), among Concentra Inc., the Company, the several banks and other financial institutions and other entities parties thereto, JPMorgan Chase Bank, as Administrative Agent, and Citicorp North America, Inc. and Credit Suisse First Boston, as Co-Syndication Agents. The Third Amendment is being filed as an Exhibit 10.1 to this report.

The Third Amendment will reduce the effective interest rate on borrowings under that facility and extend its maturity by one year to 2010. Its new primary rate of interest on term loans will be equal to LIBOR plus 250 basis points. At June 30, 2004, the total amount outstanding under the Senior Credit Facility was $401,474,000.

Item 7.01. Regulation FD Disclosure.

On August 23, 2004, the Company issued a press release announcing the Company’s amendment to its Senior Credit Facility to reduce the effective interest rate on borrowings under that facility and to extend its maturity by one year to 2010, and the completion of the redemption of all of the Company’s remaining 13% Senior Subordinated Notes with a principal amount of $27,579,000 effective as of August 16, 2004. A copy of this press release is being furnished as an Exhibit 99.1 to this report.

Limitation on Incorporation by Reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Third Amendment to Credit Agreement, dated as of August 23, 2004, among Concentra Operating Corporation, Concentra Inc., J.P. Morgan Securities Inc., as Sole Advisor, Sole Lead Arranger and Sole Bookrunner, and JPMorgan Chase Bank, as Administrative Agent, and the several banks, financial institutions and other entities parties thereto.

99.1 Press Release of the Registrant dated August 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION
(Registrant)

By:	/s/ Richard A. Parr II
Name:	Richard A. Parr II
Title:	Executive Vice President, General Counsel & Corporate Secretary

Date: August 24, 2004

INDEX TO EXHIBITS

EXHIBIT NUMBER
10.1	Third Amendment to Credit Agreement, dated as of August 23, 2004, among Concentra Operating Corporation, Concentra Inc., J.P. Morgan Securities Inc., as Sole Advisor, Sole Lead Arranger and Sole Bookrunner, and JPMorgan Chase Bank, as Administrative Agent, and the several banks, financial institutions and other entities parties thereto.

99.1	Press Release of the Registrant dated August 23, 2004.